UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 11, 2023

TEXAS ROADHOUSE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50972	20-1083890
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6040 Dutchmans Lane, Louisville, KY	40205
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code    (502) 426-9984

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TXRH	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b,2 of this chapter).

Emerging growth company                 ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.              ☐

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On May 11, 2023, Texas Roadhouse, Inc., a Delaware corporation (the "Company"), held its Annual Meeting of Shareholders. The matters voted on by shareholders and the voting results are as follows:

A.	Election of directors.

The nominees for the Company’s Board of Directors were elected as follows:

Name	For	Withheld	Abstain	Broker Non- Votes
Michael A. Crawford	55,802,403	2,577,911	-	4,309,962
Donna E. Epps	55,795,180	2,585,134	-	4,309,962
Gregory N. Moore	53,729,456	4,650,858	-	4,309,962
Gerald L. Morgan	57,834,046	546,268	-	4,309,962
Curtis A. Warfield	53,245,220	5,135,094	-	4,309,962
Kathleen M. Widmer	34,881,254	23,499,060	-	4,309,962
James R. Zarley	53,283,608	5,096,706	-	4,309,962

B. Ratification of the audit committee’s selection of KPMG LLP as the Company’s independent auditors for the fiscal year 2023.

The selection of KPMG LLP was ratified as follows:

For	Against	Abstain	Broker Non-Votes
60,287,993	2,351,895	50,388	-

C. Advisory Vote on Executive Compensation.

The compensation of the named executive officers was approved, on an advisory basis, as follows:

For	Against	Abstain	Broker Non-Votes
53,291,108	4,837,660	251,546	4,309,962

D. Advisory Vote on the Frequency of the Advisory Vote on Executive Compensation.

The frequency of the Advisory Vote on Executive Compensation was approved, on an advisory basis, as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
57,060,174	15,970	1,184,036	120,134	4,309,962

A majority of the votes cast by shareholders voted, on an advisory basis, to approve the recommendation of the Company’s Board of Directors to hold an advisory vote to approve executive compensation every year. In line with this recommendation by our shareholders, the Company has determined that it will include an advisory shareholder vote on executive compensation in its proxy materials annually until the next required advisory vote on the frequency of shareholder votes on executive compensation.

E. Advisory Vote on a Shareholder Proposal Regarding the Issuance of a Climate Report.

The Shareholder Proposal Regarding the Issuance of a Climate Report was not approved, on an advisory basis, as follows:

For	Against	Abstain	Broker Non-Votes
23,337,310	34,403,924	639,080	4,309,962

ITEM 8.01.	OTHER EVENTS

On May 11, 2023, the Company’s Board of Directors approved the second quarter 2023 cash dividend.  The public announcement of the dividend was made by means of a press release, the text of which is set forth at Exhibit 99.1 hereto.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	EXHIBITS

	99.1	Press Release issued by the Company on May 12, 2023.
	104	Cover Page Interactive File (the cover page XBRL tags are embedded in the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TEXAS ROADHOUSE, INC.

Date: May 12, 2023	By:	/s/ Keith V. Humpich
Keith V. Humpich
Interim Chief Financial Officer

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